UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐     Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

DWS STRATEGIC INCOME TRUST
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DWS Strategic Income Trust
345 Park Ave.
New York, NY 10154

PLEASE VOTE NOW!

TIME IS RUNNING SHORT AND THE ANNUAL MEETING ON MAY 24, 2010 IS RAPIDLY APPROACHING!

May 13, 2010

Dear Shareholders of DWS Strategic Income Trust:

TIME IS OF THE ESSENCE--Your Fund is under attack by a group of dissident hedge fund managers.

You may have already received proxy solicitation material with a gold proxy card from a group of dissidents led by Arthur Lipson and his Western Investment LLC group of hedge funds (“Western”). Do not be confused. This is a highly inflammatory attempt by a group of hedge funds to influence your long-term investment for their short-term gain. Western’s solicitation is not endorsed by the Fund and your Board of Trustees strongly opposes Western’s proposal.

PLEASE PROVIDE YOUR SUPPORT NOW - PRESERVE THE FUND AND DEFEAT THIS ATTACK -  PLEASE VOTE YOUR SHARES ON THE WHITE PROXY CARD AS SOON AS POSSIBLE

We urge you to carefully consider the information contained in the proxy statement that we previously sent you and then support our efforts to protect the Fund by authorizing your proxy today by telephone or via the Internet as detailed on the enclosed WHITE proxy card, or by signing, dating and returning today the enclosed WHITE proxy card in the postage paid envelope provided. Please do not return any gold proxy card that you may receive from Western.

We thank you for your continued support.

Sincerely,

The Board of Trustees of DWS Strategic Income Trust.

John W. Ballantine	Richard J. Herring

Henry P. Becton, Jr.	William McClayton

Dawn-Marie Driscoll	Rebecca W. Rimel

Keith R. Fox	William N. Searcy, Jr.

Paul K. Freeman	Jean Gleason Stromberg

Kenneth C. Froewiss	Robert H. Wadsworth

Ingo Gefeke

If you have questions or need assistance in voting your shares, please call Georgeson Inc. at (866) 821-2570 (Toll Free).

WAIT! There’s an easier way to vote your shares of
DWS Strategic Income Trust

24 Hours a Day – 7 Days a Week

Vote by Telephone	Vote by Internet

It’s fast, convenient and your vote is immediately confirmed and posted.	It’s fast, convenient and your vote is immediately confirmed and posted.

Using a touch-tone telephone, call 1-800-454-8683	Go to website: WWW.PROXYVOTE.COM

Just follow these four easy steps:	Just follow these four easy steps:
1. 2. 3. 4.
Read the Proxy Statement and WHITE Voting Instruction Form.

Call 1-800-454-8683.

Enter your 12-digit Control Number located on the right side of your Voting Instruction Form.

Follow the simple recorded instructions.
1. 2. 3. 4.
Read the Proxy Statement and WHITE Voting Instruction Form.

Go to the website www.proxyvote.com.

Enter your 12-digit Control Number located on the right side of your Voting Instruction Form.

Follow the simple instructions.

Your vote is important! Call 24 hours a day	Your vote is important! Go to WWW.PROXYVOTE.COM 24 hours a day
Thank you for your vote!